Exhibit 99.1

Bioventus 4721 Emperor Blvd., Suite 100 Durham, NC 27703 USA	NEWS

Bioventus Completes the Acquisition

of Misonix

DURHAM, NC – October 29, 2021 – Bioventus Inc. (Nasdaq: BVS) (“Bioventus” or the “Company”), a global leader in innovations for active healing, has completed the acquisition of Misonix, Inc. (“Misonix”), a provider of minimally invasive therapeutic ultrasonic technologies and regenerative medicine that are designed to enhance clinical outcomes, for cash and common stock. Pursuant to the terms of the merger agreement, Misonix has become a wholly owned subsidiary of Bioventus.

As of the effective time of the transaction, Misonix stockholders have the right to receive either (i) 1.6839 shares of Bioventus class A common stock or (ii) $28.00 in cash, without interest, for each share of Misonix common stock they hold, subject to proration based on an aggregate maximum cash amount payable by Bioventus equal to $10.50 per share of Misonix common stock outstanding shortly prior to the completion of the transaction.

The completed transaction creates a high growth medical device company that will conduct business as Bioventus Inc. With a $15B total addressable market and the ability to gain significant market share across multiple surgical applications as well as wound healing the combined organization can deliver consistent double digit revenue growth. The acquisition is directly aligned with Bioventus’ mission of delivering innovations for active healing to patients and providers. The deal also furthers the Company’s strategy of accelerated revenue growth through acquisitions that leverage the Company’s existing infrastructure. Together the Company will have a significant sales force focused across surgical applications in spinal fusion, neurosurgery of the cranium and wound treatments including diabetic foot ulcers.

“The commercial reach of the new Bioventus is significantly broader, deeper and even more global. The acquisition has significant revenue growth opportunities via sales call point synergies that we share with Misonix including spinal and lower extremity surgeons. We expect it will accelerate the adoption of the recently launched neXus® platform used to facilitate ultrasonic procedures across spinal decompressions using the BoneScalpel®, SonaStar® for tumor ablation in the cranium and SonicOne® for tissue debridement in chronic wounds. Leading wound products including TheraSkin® will now be available to the entire customer continuum from the office to the wound centers,” said Ken Reali, CEO, Bioventus. “The combination with Misonix allows us to go deeper with our customer base leveraging our infrastructure and benefiting patients, physicians, surgeons as well as our more than 1,200 employees worldwide.”

Governance

Stavros Vizirgianakis and Patrick Beyer, each of whom were members of Misonix’s Board of Directors, have joined the Bioventus Board of Directors as of the closing of the transaction.

About Bioventus

Bioventus delivers clinically proven, cost-effective products that help people heal quickly and safely. Its mission is to make a difference by helping patients resume and enjoy active lives. The Innovations for Active Healing from Bioventus include offerings for pain treatment, restorative therapies and surgical solutions. Built on a commitment to high quality standards, evidence-based medicine and strong ethical behavior, Bioventus is a trusted partner for physicians worldwide. For more information, visit www.bioventus.com, and follow the Company on LinkedIn and Twitter. Bioventus and the Bioventus logo, are registered trademarks of Bioventus LLC. BoneScalpel, SonaStar, SonicOne and neXus are registered trademarks of Misonix, Inc. TheraSkin® is a registered trademark of Soluble Systems, LLC.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements concerning Bioventus’s future growth and strategy and the benefits of the Misonix acquisition. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Factors that could cause actual results to differ materially from those contemplated in this press release include, but are not limited to, the adverse impacts on our business as a result of the COVID-19 pandemic; our dependence on a limited number of products; our ability to develop, acquire and commercialize new products, line extensions or expanded indications; the continued and future acceptance of our existing portfolio of products and any new products, line extensions or expanded indications by physicians, patients, third-party payers and others in the medical community; our ability to differentiate the hyaluronic acid (“HA”) viscosupplementation therapies we own or distribute from alternative therapies for the treatment of osteoarthritic; the proposed down-classification of non-invasive bone growth stimulators, including our Exogen system, by the U.S. Food and Drug Administration (“FDA”); our ability to achieve and maintain adequate levels of coverage and/or reimbursement for our products, the procedures using our products, or any future products we may seek to commercialize; our ability to recognize the benefits of our investments; our ability to complete acquisitions or successfully integrate new businesses, products or technologies in a cost-effective and non-disruptive manner, including the Misonix acquisition; competition against other companies; the negative impact on our ability to market our HA products due to the reclassification of HA products from medical devices to drugs in the United States by the FDA; our ability to attract, retain and motivate our senior management and qualified personnel; our ability to continue to research, develop and manufacture our products if our facilities are damaged or become inoperable; failure to comply with the extensive government regulations related to our products and operations; enforcement actions if we engage in improper claims submission practices or in improper marketing or promotion of our products; the FDA regulatory process and our ability to obtain and maintain required regulatory clearances and approvals; failure to comply with the government regulations that apply to our human cells, tissues and cellular or tissue-based products; the clinical studies of any of our future products that do not product results necessary to support regulatory clearance or approval in the United States or elsewhere; and the other risks identified in the Risk Factors section of the Company’s public filings with the Securities and Exchange Commission (“SEC”), including Bioventus’s Annual Report on Form 10-K for the period ended December 31, 2020, as updated by Bioventus’s Quarterly Report on Form 10-Q for the period ended July 3, 2021 and as such factors may be updated from time to time in Bioventus’ other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investor Relations page of Bioventus’ website at ir.bioventus.com. Except to the extent required by law, the Company undertakes no obligation to update or review any estimate, projection, or forward-looking statement. Actual results may differ from those set forth in this press release due to the risks and uncertainties inherent in the Company’s business.

Media Contact:

Thomas Hill

Bioventus

919-474-6715

thomas.hill@bioventus.com

Investor Inquiries:

Dave Crawford

Bioventus

919-474-6787

dave.crawford@bioventus.com